Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
First Quarter 2023
__________
(1)The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended March 31, 2023 once it is filed with the Securities and Exchange Commission.
(2)This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies. See “Table 15 - Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for a reconciliation of any non-GAAP financial measures.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2023 Q1 vs.
(Dollars in millions, except per share data and as noted)	2023	2022	2022	2022	2022	2022	2022
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Income Statement
Net interest income	$7,186	$7,197	$7,003	$6,517	$6,397	—	12%
Non-interest income	1,717	1,843	1,802	1,715	1,776	(7)%	(3)
Total net revenue(1)	8,903	9,040	8,805	8,232	8,173	(2)	9
Provision for credit losses	2,795	2,416	1,669	1,085	677	16	**
Non-interest expense:
Marketing	897	1,118	978	1,003	918	(20)	(2)
Operating expense	4,048	3,962	3,971	3,580	3,633	2	11
Total non-interest expense	4,945	5,080	4,949	4,583	4,551	(3)	9
Income from continuing operations before income taxes	1,163	1,544	2,187	2,564	2,945	(25)	(61)
Income tax provision	203	312	493	533	542	(35)	(63)
Net income	960	1,232	1,694	2,031	2,403	(22)	(60)
Dividends and undistributed earnings allocated to participating securities(2)	(16)	(14)	(21)	(25)	(28)	14	(43)
Preferred stock dividends	(57)	(57)	(57)	(57)	(57)	—	—
Net income available to common stockholders	$887	$1,161	$1,616	$1,949	$2,318	(24)	(62)
Common Share Statistics
Basic earnings per common share:(2)
Net income per basic common share	$2.32	$3.03	$4.21	$4.98	$5.65	(23)%	(59)%
Diluted earnings per common share:(2)
Net income per diluted common share	$2.31	$3.03	$4.20	$4.96	$5.62	(24)%	(59)%
Weighted-average common shares outstanding (in millions):
Basic	382.6	382.6	383.4	391.2	410.4	—	(7)%
Diluted	383.8	383.7	384.6	392.6	412.2	—	(7)
Common shares outstanding (period-end, in millions)	382.0	381.3	382.0	383.8	399.0	—	(4)
Dividends declared and paid per common share	$0.60	$0.60	$0.60	$0.60	$0.60	—	—
Tangible book value per common share (period-end)(3)	90.86	86.11	81.38	87.84	91.77	6%	(1)

						2023 Q1 vs.
(Dollars in millions)	2023	2022	2022	2022	2022	2022	2022
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Balance Sheet (Period-End)
Loans held for investment	$308,836	$312,331	$303,943	$296,384	$280,466	(1)%	10%
Interest-earning assets	445,166	427,248	415,262	406,565	398,241	4	12
Total assets	471,660	455,249	444,232	440,288	434,195	4	9
Interest-bearing deposits	318,641	300,789	282,802	270,881	275,648	6	16
Total deposits	349,827	332,992	317,193	307,885	313,429	5	12
Borrowings	48,777	48,715	54,607	58,938	45,358	—	8
Common equity	49,807	47,737	46,015	48,564	51,499	4	(3)
Total stockholders’ equity	54,653	52,582	50,861	53,410	56,345	4	(3)
Balance Sheet (Average Balances)
Loans held for investment	$307,756	$306,881	$300,186	$286,110	$275,342	—	12%
Interest-earning assets	435,199	421,051	412,171	398,934	394,082	3%	10
Total assets	462,324	449,659	447,088	435,327	430,372	3	7
Interest-bearing deposits	308,788	292,793	275,900	268,104	271,823	5	14
Total deposits	340,123	326,558	311,928	305,954	309,597	4	10
Borrowings	48,016	49,747	58,628	53,208	42,277	(3)	14
Common equity	49,927	47,594	49,696	49,319	54,591	5	(9)
Total stockholders’ equity	54,773	52,439	54,541	54,165	59,437	4	(8)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2023 Q1 vs.
(Dollars in millions, except as noted)	2023	2022	2022	2022	2022	2022		2022
	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Performance Metrics
Net interest income growth (period over period)	—	3%	7%	2%	(1)%	**		**
Non-interest income growth (period over period)	(7)%	2	5	(3)	6	**		**
Total net revenue growth (period over period)	(2)	3	7	1	1	**		**
Total net revenue margin(4)	8.18	8.59	8.55	8.25	8.30	(41)	bps	(12)	bps
Net interest margin(5)	6.60	6.84	6.80	6.54	6.49	(24)		11
Return on average assets	0.83	1.10	1.52	1.87	2.23	(27)		(140)
Return on average tangible assets(6)	0.86	1.13	1.57	1.93	2.31	(27)		(145)
Return on average common equity(7)	7.11	9.76	13.01	15.81	16.98	(265)		(987)
Return on average tangible common equity(8)	10.15	14.22	18.59	22.63	23.36	(407)		(1,321)
Efficiency ratio(9)	55.54	56.19	56.21	55.67	55.68	(65)		(14)
Operating efficiency ratio(10)	45.47	43.83	45.10	43.49	44.45	164		102
Effective income tax rate for continuing operations	17.5	20.2	22.5	20.8	18.4	(270)		(90)
Employees (period-end, in thousands)	56.1	56.0	55.1	53.6	51.5	—		9%
Credit Quality Metrics
Allowance for credit losses	$14,318	$13,240	$12,209	$11,491	$11,308	8%		27%
Allowance coverage ratio	4.64%	4.24%	4.02%	3.88%	4.03%	40	bps	61	bps
Net charge-offs	$1,697	$1,430	$931	$845	$767	19%		121%
Net charge-off rate(11)	2.21%	1.86%	1.24%	1.18%	1.11%	35	bps	110	bps
30+ day performing delinquency rate	2.88	2.96	2.58	2.36	2.08	(8)		80
30+ day delinquency rate	3.09	3.21	2.78	2.54	2.21	(12)		88
Capital Ratios(12)
Common equity Tier 1 capital	12.5%	12.5%	12.2%	12.1%	12.7%	—		(20)	bps
Tier 1 capital	13.9	13.9	13.6	13.5	14.1	—		(20)
Total capital	15.9	15.8	15.7	15.7	16.4	10	bps	(50)
Tier 1 leverage	10.9	11.1	11.0	11.1	11.3	(20)		(40)
Tangible common equity (“TCE”)(13)	7.6	7.5	7.2	7.9	8.7	10		(110)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2023 Q1 vs.
(Dollars in millions, except as noted)	2023	2022	2022	2022	2022	2022	2022
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Interest income:
Loans, including loans held for sale	$8,723	$8,360	$7,578	$6,605	$6,367	4%	37%
Investment securities	615	548	499	435	402	12	53
Other	416	250	123	55	15	66	**
Total interest income	9,754	9,158	8,200	7,095	6,784	7	44
Interest expense:
Deposits	1,856	1,335	689	293	218	39	**
Securitized debt obligations	211	170	120	65	29	24	**
Senior and subordinated notes	489	430	319	194	131	14	**
Other borrowings	12	26	69	26	9	(54)	33
Total interest expense	2,568	1,961	1,197	578	387	31	**
Net interest income	7,186	7,197	7,003	6,517	6,397	—	12
Provision for credit losses	2,795	2,416	1,669	1,085	677	16	**
Net interest income after provision for credit losses	4,391	4,781	5,334	5,432	5,720	(8)	(23)
Non-interest income:
Interchange fees, net	1,139	1,177	1,195	1,201	1,033	(3)	10
Service charges and other customer-related fees	379	395	415	415	400	(4)	(5)
Other	199	271	192	99	343	(27)	(42)
Total non-interest income	1,717	1,843	1,802	1,715	1,776	(7)	(3)
Non-interest expense:
Salaries and associate benefits	2,427	2,266	2,187	1,946	2,026	7	20
Occupancy and equipment	508	554	502	481	513	(8)	(1)
Marketing	897	1,118	978	1,003	918	(20)	(2)
Professional services	324	481	471	458	397	(33)	(18)
Communications and data processing	350	352	349	339	339	(1)	3
Amortization of intangibles	14	25	17	14	14	(44)	—
Other	425	284	445	342	344	50	24
Total non-interest expense	4,945	5,080	4,949	4,583	4,551	(3)	9
Income from continuing operations before income taxes	1,163	1,544	2,187	2,564	2,945	(25)	(61)
Income tax provision	203	312	493	533	542	(35)	(63)
Net income	960	1,232	1,694	2,031	2,403	(22)	(60)
Dividends and undistributed earnings allocated to participating securities(2)	(16)	(14)	(21)	(25)	(28)	14	(43)
Preferred stock dividends	(57)	(57)	(57)	(57)	(57)	—	—
Net income available to common stockholders	$887	$1,161	$1,616	$1,949	$2,318	(24)	(62)

						2023 Q1 vs.
	2023	2022	2022	2022	2022	2022	2022
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Basic earnings per common share:(2)
Net income per basic common share	$2.32	$3.03	$4.21	$4.98	$5.65	(23)%	(59)%
Diluted earnings per common share:(2)
Net income per diluted common share	$2.31	$3.03	$4.20	$4.96	$5.62	(24)%	(59)%
Weighted-average common shares outstanding (in millions):
Basic common shares	382.6	382.6	383.4	391.2	410.4	—	(7)
Diluted common shares	383.8	383.7	384.6	392.6	412.2	—	(7)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2023 Q1 vs.
	2023	2022	2022	2022	2022	2022	2022
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Assets:
Cash and cash equivalents:
Cash and due from banks	$3,347	$5,193	$3,716	$4,825	$5,107	(36)%	(34)%
Interest-bearing deposits and other short-term investments	43,166	25,663	21,176	16,728	21,697	68	99
Total cash and cash equivalents	46,513	30,856	24,892	21,553	26,804	51	74
Restricted cash for securitization investors	460	400	399	697	281	15	64
Securities available for sale	81,925	76,919	75,303	83,022	89,076	7	(8)
Loans held for investment:
Unsecuritized loans held for investment	280,093	283,282	277,576	271,339	257,505	(1)	9
Loans held in consolidated trusts	28,743	29,049	26,367	25,045	22,961	(1)	25
Total loans held for investment	308,836	312,331	303,943	296,384	280,466	(1)	10
Allowance for credit losses	(14,318)	(13,240)	(12,209)	(11,491)	(11,308)	8	27
Net loans held for investment	294,518	299,091	291,734	284,893	269,158	(2)	9
Loans held for sale	363	203	1,729	875	1,155	79	(69)
Premises and equipment, net	4,365	4,351	4,265	4,238	4,238	—	3
Interest receivable	2,250	2,104	1,853	1,611	1,479	7	52
Goodwill	14,779	14,777	14,771	14,778	14,784	—	—
Other assets	26,487	26,548	29,286	28,621	27,220	—	(3)
Total assets	$471,660	$455,249	$444,232	$440,288	$434,195	4	9

						2023 Q1 vs.
	2023	2022	2022	2022	2022	2022	2022
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Liabilities:
Interest payable	$621	$527	$433	$333	$261	18%	138%
Deposits:
Non-interest-bearing deposits	31,186	32,203	34,391	37,004	37,781	(3)	(17)
Interest-bearing deposits	318,641	300,789	282,802	270,881	275,648	6	16
Total deposits	349,827	332,992	317,193	307,885	313,429	5	12
Securitized debt obligations	17,813	16,973	15,926	17,466	13,740	5	30
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	542	883	528	440	594	(39)	(9)
Senior and subordinated notes	30,398	30,826	30,615	30,489	26,976	(1)	13
Other borrowings	24	33	7,538	10,543	4,048	(27)	(99)
Total other debt	30,964	31,742	38,681	41,472	31,618	(2)	(2)
Other liabilities	17,782	20,433	21,138	19,722	18,802	(13)	(5)
Total liabilities	417,007	402,667	393,371	386,878	377,850	4	10

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	34,952	34,725	34,579	34,425	34,286	1	2
Retained earnings	57,898	57,184	56,240	54,836	53,099	1	9
Accumulated other comprehensive loss	(8,540)	(9,916)	(10,704)	(6,916)	(4,093)	(14)	109
Treasury stock, at cost	(29,664)	(29,418)	(29,261)	(28,942)	(26,954)	1	10
Total stockholders’ equity	54,653	52,582	50,861	53,410	56,345	4	(3)
Total liabilities and stockholders’ equity	$471,660	$455,249	$444,232	$440,288	$434,195	4	9

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)Total net revenue was reduced by $405 million in Q1 2023, $321 million in Q4 2022, $222 million in Q3 2022, $211 million in Q2 2022 and $192 million in Q1 2022 for credit card finance charges and fees charged-off as uncollectible.
(2)Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(3)Tangible book value per common share is a non-GAAP measure calculated based on TCE divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(4)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(5)Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(6)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(7)Return on average common equity is calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average common equity. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.
(8)Return on average tangible common equity is a non-GAAP measure calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average TCE. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(9)Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(10)Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(11)Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12)Capital ratios as of the end of Q1 2023 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.
(13)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2023 Q1			2022 Q4			2022 Q1
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate
Interest-earning assets:
Loans, including loans held for sale	$308,115	$8,723	11.32%	$307,852	$8,360	10.86%	$279,022	$6,367	9.13%
Investment securities	89,960	615	2.73	87,110	548	2.52	94,700	402	1.70
Cash equivalents and other	37,124	416	4.49	26,089	250	3.84	20,360	15	0.29
Total interest-earning assets	$435,199	$9,754	8.96	$421,051	$9,158	8.70	$394,082	$6,784	6.89
Interest-bearing liabilities:
Interest-bearing deposits	$308,788	$1,856	2.40	$292,793	$1,335	1.82	$271,823	$218	0.32
Securitized debt obligations	17,251	211	4.90	16,478	170	4.13	13,740	29	0.84
Senior and subordinated notes	30,136	489	6.49	30,718	430	5.59	26,481	131	1.98
Other borrowings and liabilities	2,335	12	2.08	4,289	26	2.50	3,633	9	1.00
Total interest-bearing liabilities	$358,510	$2,568	2.87	$344,278	$1,961	2.28	$315,677	$387	0.49
Net interest income/spread		$7,186	6.10		$7,197	6.42		$6,397	6.40
Impact of non-interest-bearing funding			0.50			0.42			0.09
Net interest margin			6.60%			6.84%			6.49%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2023 Q1 vs.
	2023	2022	2022	2022	2022	2022	2022
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card	$130,980	$131,581	$121,279	$115,004	$107,987	—	21%
International card businesses	6,162	6,149	5,634	5,876	5,975	—	3
Total credit card	137,142	137,730	126,913	120,880	113,962	—	20
Consumer banking:
Auto	76,652	78,373	79,580	79,926	78,604	(2)%	(2)
Retail banking	1,499	1,552	1,619	1,605	1,726	(3)	(13)
Total consumer banking	78,151	79,925	81,199	81,531	80,330	(2)	(3)
Commercial banking:
Commercial and multifamily real estate	37,132	37,453	38,225	37,845	34,354	(1)	8
Commercial and industrial	56,411	57,223	57,606	56,128	51,820	(1)	9
Total commercial banking	93,543	94,676	95,831	93,973	86,174	(1)	9
Total loans held for investment	$308,836	$312,331	$303,943	$296,384	$280,466	(1)	10
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$128,562	$124,816	$117,467	$109,962	$105,536	3%	22%
International card businesses	6,108	5,836	5,890	5,873	5,944	5	3
Total credit card	134,670	130,652	123,357	115,835	111,480	3	21
Consumer banking:
Auto	77,465	79,108	79,741	79,313	76,892	(2)	1
Retail banking	1,529	1,592	1,598	1,668	1,797	(4)	(15)
Total consumer banking	78,994	80,700	81,339	80,981	78,689	(2)	—
Commercial banking:
Commercial and multifamily real estate	37,373	37,848	38,230	35,754	34,671	(1)	8
Commercial and industrial	56,719	57,681	57,260	53,540	50,502	(2)	12
Total commercial banking	94,092	95,529	95,490	89,294	85,173	(2)	10
Total average loans held for investment	$307,756	$306,881	$300,186	$286,110	$275,342	—	12

						2023 Q1 vs.
	2023	2022	2022	2022	2022	2022		2022
	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card(2)	4.04%	3.22%	2.20%	2.26%	2.12%	82	bps	192	bps
International card businesses	4.54	4.29	3.30	3.82	3.20	25		134
Total credit card	4.06	3.27	2.25	2.34	2.18	79		188
Consumer banking:
Auto	1.53	1.66	1.05	0.61	0.66	(13)		87
Retail banking	2.97	5.15	3.89	3.62	4.31	(218)		(134)
Total consumer banking	1.56	1.73	1.10	0.67	0.75	(17)		81
Commercial banking:
Commercial and multifamily real estate	0.19	0.05	0.03	(0.08)	—	14		19
Commercial and industrial	0.03	0.06	0.06	0.29	0.11	(3)		(8)
Total commercial banking	0.09	0.06	0.05	0.14	0.06	3		3
Total net charge-offs	2.21	1.86	1.24	1.18	1.11	35		110
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	3.66%	3.43%	2.97%	2.35%	2.32%	23	bps	134	bps
International card businesses	4.20	4.03	3.90	3.67	3.58	17		62
Total credit card	3.68	3.46	3.01	2.42	2.38	22		130
Consumer banking:
Auto	5.00	5.62	4.85	4.47	3.85	(62)		115
Retail banking	0.56	1.02	0.84	0.67	0.74	(46)		(18)
Total consumer banking	4.92	5.53	4.77	4.39	3.78	(61)		114
Nonperforming Loans and Nonperforming Assets Rates(3)(4)
Credit card:
International card businesses	0.12%	0.14%	0.14%	0.13%	0.14%	(2)	bps	(2)	bps
Total credit card	0.01	0.01	0.01	0.01	0.01	—		—
Consumer banking:
Auto	0.67	0.76	0.60	0.50	0.41	(9)		26
Retail banking	2.94	2.49	2.62	2.61	2.63	45		31
Total consumer banking	0.72	0.79	0.64	0.54	0.46	(7)		26
Commercial banking:
Commercial and multifamily real estate	0.90	0.72	0.64	0.78	0.98	18		(8)
Commercial and industrial	0.72	0.75	0.53	0.64	0.69	(3)		3
Total commercial banking	0.79	0.74	0.57	0.70	0.81	5		(2)
Total nonperforming loans	0.42	0.43	0.35	0.37	0.38	(1)		4
Total nonperforming assets	0.44	0.45	0.37	0.39	0.40	(1)		4

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Credit Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended March 31, 2023
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of December 31, 2022	$9,165	$380	$9,545	$2,187	$50	$2,237	$1,458	$13,240
Cumulative effects of accounting standards adoption(5)	(40)	(23)	(63)	—	—	—	—	(63)
Balance as of January 1, 2023	9,125	357	9,482	2,187	50	2,237	1,458	13,177
Charge-offs	(1,587)	(101)	(1,688)	(515)	(16)	(531)	(24)	(2,243)
Recoveries	288	31	319	219	5	224	3	546
Net charge-offs	(1,299)	(70)	(1,369)	(296)	(11)	(307)	(21)	(1,697)
Provision for credit losses	2,174	87	2,261	274	1	275	266	2,802
Allowance build (release) for credit losses	875	17	892	(22)	(10)	(32)	245	1,105
Other changes(6)	32	4	36	—	—	—	—	36
Balance as of March 31, 2023	10,032	378	10,410	2,165	40	2,205	1,703	14,318
Reserve for unfunded lending commitments:
Balance as of December 31, 2022	—	—	—	—	—	—	218	218
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	(7)	(7)
Balance as of March 31, 2023	—	—	—	—	—	—	211	211
Combined allowance and reserve as of March 31, 2023	$10,032	$378	$10,410	$2,165	$40	$2,205	$1,914	$14,529

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended March 31, 2023
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(7)	Other(7)	Total
Net interest income (loss)	$4,657	$2,360	$648	$(479)	$7,186
Non-interest income	1,363	135	212	7	1,717
Total net revenue (loss)	6,020	2,495	860	(472)	8,903
Provision (benefit) for credit losses	2,261	275	259	—	2,795
Non-interest expense	3,038	1,283	530	94	4,945
Income (loss) from continuing operations before income taxes	721	937	71	(566)	1,163
Income tax provision (benefit)	172	221	17	(207)	203
Income (loss) from continuing operations, net of tax	$549	$716	$54	$(359)	$960

	Three Months Ended December 31, 2022
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(7)	Other(7)	Total
Net interest income (loss)	$4,533	$2,394	$520	$(250)	$7,197
Non-interest income (loss)	1,449	139	261	(6)	1,843
Total net revenue (loss)	5,982	2,533	781	(256)	9,040
Provision (benefit) for credit losses	1,878	477	62	(1)	2,416
Non-interest expense	3,069	1,450	555	6	5,080
Income (loss) from continuing operations before income taxes	1,035	606	164	(261)	1,544
Income tax provision (benefit)	245	144	39	(116)	312
Income (loss) from continuing operations, net of tax	$790	$462	$125	$(145)	$1,232

	Three Months Ended March 31, 2022
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(7)	Other(7)	Total
Net interest income (loss)	$3,839	$2,113	$607	$(162)	$6,397
Non-interest income (loss)	1,458	105	277	(64)	1,776
Total net revenue (loss)	5,297	2,218	884	(226)	8,173
Provision (benefit) for credit losses	545	130	8	(6)	677
Non-interest expense	2,783	1,236	488	44	4,551
Income (loss) from continuing operations before income taxes	1,969	852	388	(264)	2,945
Income tax provision (benefit)	469	202	92	(221)	542
Income (loss) from continuing operations, net of tax	$1,500	$650	$296	$(43)	$2,403

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2023 Q1 vs.
	2023	2022	2022	2022	2022	2022		2022
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Credit Card
Earnings:
Net interest income	$4,657	$4,533	$4,313	$3,899	$3,839	3%		21%
Non-interest income	1,363	1,449	1,454	1,410	1,458	(6)		(7)
Total net revenue	6,020	5,982	5,767	5,309	5,297	1		14
Provision for credit losses	2,261	1,878	1,261	581	545	20		**
Non-interest expense	3,038	3,069	3,004	2,771	2,783	(1)		9
Income from continuing operations before income taxes	721	1,035	1,502	1,957	1,969	(30)		(63)
Income tax provision	172	245	356	466	469	(30)		(63)
Income from continuing operations, net of tax	$549	$790	$1,146	$1,491	$1,500	(31)		(63)
Selected performance metrics:
Period-end loans held for investment	$137,142	$137,730	$126,913	$120,880	$113,962	—		20
Average loans held for investment	134,670	130,652	123,357	115,835	111,480	3		21
Average yield on loans outstanding(1)	17.98%	17.69%	16.74%	15.24%	14.97%	29	bps	301	bps
Total net revenue margin(8)	17.88	18.32	18.70	18.33	18.56	(44)		(68)
Net charge-off rate	4.06	3.27	2.25	2.34	2.18	79		188
30+ day performing delinquency rate	3.68	3.46	3.01	2.42	2.38	22		130
30+ day delinquency rate	3.69	3.46	3.02	2.42	2.39	23		130
Nonperforming loan rate(3)	0.01	0.01	0.01	0.01	0.01	—		—
Purchase volume(9)	$141,658	$155,633	$149,497	$148,491	$133,662	(9)%		6%

						2023 Q1 vs.
	2023	2022	2022	2022	2022	2022		2022
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Domestic Card
Earnings:
Net interest income	$4,390	$4,280	$4,065	$3,651	$3,620	3%		21%
Non-interest income	1,298	1,392	1,383	1,340	1,248	(7)		4
Total net revenue	5,688	5,672	5,448	4,991	4,868	—		17
Provision for credit losses	2,174	1,800	1,167	494	559	21		**
Non-interest expense	2,847	2,866	2,803	2,594	2,564	(1)		11
Income from continuing operations before income taxes	667	1,006	1,478	1,903	1,745	(34)		(62)
Income tax provision	157	238	351	450	414	(34)		(62)
Income from continuing operations, net of tax	$510	$768	$1,127	$1,453	$1,331	(34)		(62)
Selected performance metrics:
Period-end loans held for investment	$130,980	$131,581	$121,279	$115,004	$107,987	—		21
Average loans held for investment	128,562	124,816	117,467	109,962	105,536	3		22
Average yield on loans outstanding(1)	17.88%	17.58%	16.61%	15.03%	14.82%	30	bps	306	bps
Total net revenue margin(8)	17.70	18.18	18.55	18.16	18.28	(48)		(58)
Net charge-off rate(2)	4.04	3.22	2.20	2.26	2.12	82		192
30+ day performing delinquency rate	3.66	3.43	2.97	2.35	2.32	23		134
Purchase volume(9)	$138,310	$151,995	$145,805	$144,668	$126,284	(9)%		10%
Refreshed FICO scores:(10)
Greater than 660	68%	69%	70%	70%	70%	(1)		(2)
660 or below	32	31	30	30	30	1		2
Total	100%	100%	100%	100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2023 Q1 vs.
	2023	2022	2022	2022	2022	2022		2022
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Consumer Banking
Earnings:
Net interest income	$2,360	$2,394	$2,311	$2,147	$2,113	(1)%		12%
Non-interest income	135	139	129	96	105	(3)		29
Total net revenue	2,495	2,533	2,440	2,243	2,218	(2)		12
Provision for credit losses	275	477	285	281	130	(42)		112
Non-interest expense	1,283	1,450	1,340	1,286	1,236	(12)		4
Income from continuing operations before income taxes	937	606	815	676	852	55		10
Income tax provision	221	144	193	160	202	53		9
Income from continuing operations, net of tax	$716	$462	$622	$516	$650	55		10
Selected performance metrics:
Period-end loans held for investment	$78,151	$79,925	$81,199	$81,531	$80,330	(2)		(3)
Average loans held for investment	78,994	80,700	81,339	80,981	78,689	(2)		—
Average yield on loans held for investment(1)	7.40%	7.31%	7.20%	7.08%	7.17%	9	bps	23	bps
Auto loan originations	$6,211	$6,635	$8,289	$10,328	$11,713	(6)%		(47)%
Period-end deposits	291,163	270,592	256,661	255,904	258,359	8		13
Average deposits	278,772	262,844	255,843	254,336	255,265	6		9
Average deposits interest rate	1.96%	1.42%	0.79%	0.38%	0.29%	54	bps	167	bps
Net charge-off rate	1.56	1.73	1.10	0.67	0.75	(17)		81
30+ day performing delinquency rate	4.92	5.53	4.77	4.39	3.78	(61)		114
30+ day delinquency rate	5.46	6.18	5.28	4.81	4.13	(72)		133
Nonperforming loan rate(3)	0.72	0.79	0.64	0.54	0.46	(7)		26
Nonperforming asset rate(4)	0.78	0.87	0.71	0.60	0.52	(9)		26
Auto—At origination FICO scores:(11)
Greater than 660	52%	53%	52%	52%	51%	(1)%		1%
621 - 660	20	20	20	20	20	—		—
620 or below	28	27	28	28	29	1		(1)
Total	100%	100%	100%	100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2023 Q1 vs.
	2023	2022	2022	2022	2022	2022		2022
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Commercial Banking
Earnings:
Net interest income(12)	$648	$520	$699	$635	$607	25%		7%
Non-interest income	212	261	319	272	277	(19)		(23)
Total net revenue(7)	860	781	1,018	907	884	10		(3)
Provision for credit losses	259	62	123	222	8	**		**
Non-interest expense	530	555	542	485	488	(5)		9
Income from continuing operations before income taxes	71	164	353	200	388	(57)		(82)
Income tax provision	17	39	83	48	92	(56)		(82)
Income from continuing operations, net of tax	$54	$125	$270	$152	$296	(57)		(82)
Selected performance metrics:
Period-end loans held for investment	$93,543	$94,676	$95,831	$93,973	$86,174	(1)		9
Average loans held for investment	94,092	95,529	95,490	89,294	85,173	(2)		10
Average yield on loans held for investment(1)(7)	6.31%	5.63%	4.40%	3.18%	2.66%	68	bps	365	bps
Period-end deposits	$38,380	$40,808	$41,058	$38,844	$45,232	(6)%		(15)%
Average deposits	39,941	42,779	39,799	40,536	45,008	(7)		(11)
Average deposits interest rate	2.34%	1.80%	0.83%	0.19%	0.12%	54	bps	222	bps
Net charge-off rate	0.09	0.06	0.05	0.14	0.06	3		3
Nonperforming loan rate(3)	0.79	0.74	0.57	0.70	0.81	5		(2)
Nonperforming asset rate(4)	0.79	0.74	0.57	0.70	0.81	5		(2)
Risk category:(13)
Noncriticized	$85,964	$87,620	$89,559	$88,349	$80,586	(2)%		7%
Criticized performing	6,839	6,355	5,722	4,969	4,893	8		40
Criticized nonperforming	740	701	550	655	695	6		6
Total commercial banking loans	$93,543	$94,676	$95,831	$93,973	$86,174	(1)		9
Risk category as a percentage of period-end loans held for investment:(13)
Noncriticized	91.90%	92.55%	93.46%	94.01%	93.51%	(65)	bps	(161)	bps
Criticized performing	7.31	6.71	5.97	5.29	5.68	60		163
Criticized nonperforming	0.79	0.74	0.57	0.70	0.81	5		(2)
Total commercial banking loans	100.00%	100.00%	100.00%	100.00%	100.00%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2023 Q1 vs.
	2023	2022	2022	2022	2022	2022	2022
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Other
Earnings:
Net interest loss(12)	$(479)	$(250)	$(320)	$(164)	$(162)	92%	196%
Non-interest income (loss)	7	(6)	(100)	(63)	(64)	**	**
Total net loss(7)	(472)	(256)	(420)	(227)	(226)	84	109
Provision (benefit) for credit losses	—	(1)	—	1	(6)	**	**
Non-interest expense(14)	94	6	63	41	44	**	114
Loss from continuing operations before income taxes	(566)	(261)	(483)	(269)	(264)	117	114
Income tax benefit	(207)	(116)	(139)	(141)	(221)	78	(6)
Loss from continuing operations, net of tax	$(359)	$(145)	$(344)	$(128)	$(43)	148	**
Selected performance metrics:
Period-end deposits	$20,284	$21,592	$19,474	$13,137	$9,838	(6)	106
Average deposits	21,410	20,935	16,286	11,082	9,324	2	130
Total
Earnings:
Net interest income	$7,186	$7,197	$7,003	$6,517	$6,397	—	12%
Non-interest income	1,717	1,843	1,802	1,715	1,776	(7)%	(3)
Total net revenue	8,903	9,040	8,805	8,232	8,173	(2)	9
Provision for credit losses	2,795	2,416	1,669	1,085	677	16	**
Non-interest expense	4,945	5,080	4,949	4,583	4,551	(3)	9
Income from continuing operations before income taxes	1,163	1,544	2,187	2,564	2,945	(25)	(61)
Income tax provision	203	312	493	533	542	(35)	(63)
Income from continuing operations, net of tax	$960	$1,232	$1,694	$2,031	$2,403	(22)	(60)
Selected performance metrics:
Period-end loans held for investment	$308,836	$312,331	$303,943	$296,384	$280,466	(1)	10
Average loans held for investment	307,756	306,881	300,186	286,110	275,342	—	12
Period-end deposits	349,827	332,992	317,193	307,885	313,429	5	12
Average deposits	340,123	326,558	311,928	305,954	309,597	4	10

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Net Interest Margin, Loan, Allowance and Business Segment Disclosures (Tables 6—13)

(1)Average yield is calculated based on annualized interest income for the period divided by average loans during the period. Annualized interest income does not include any allocations, such as funds transfer pricing. Average yield is calculated using whole dollar values for average balances and interest income/expense. Accordingly, total interest earning assets less total interest bearing liabilities may not total net interest income/spread.
(2)In August 2022, in addition to our normal recovery activity, we sold a pool of charged-off loans that resulted in elevated debt sale recovery activity of approximately $33 million, which decreased the Domestic Credit Card net charge-off rate for the third quarter of 2022 by approximately 11 basis points. Excluding the impact, the Domestic Credit Card net charge-off rate would have been 2.31% for the third quarter of 2022.
(3)Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category. For Commercial Banking, loans categorized as nonperforming are considered criticized nonperforming.
(4)Nonperforming assets consist of nonperforming loans, repossessed assets and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, repossessed assets and other foreclosed assets.
(5)Impact from the adoption of ASU 2022-02, Financial Instruments - Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures as of January 1, 2023.
(6)Primarily represents the initial allowance for purchased credit-deteriorated loans and foreign currency translation adjustments. The initial allowance of purchased credit-deteriorated loans was $32 million for the three months ended March 31, 2023.
(7)Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate of 21% and state taxes where applicable, with offsetting reductions to the Other category.
(8)Total net revenue margin is calculated based on total net revenue for the period divided by average loans outstanding during the period.
(9)Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.
(10)Percentages represent period-end loans held for investment in each credit score category. Domestic Card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.
(11)Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.
(12)In the fourth quarter of 2022, an internal funds transfer pricing impact of $176 million decreased net interest income in the Commercial Banking business and increased the Other category, and was therefore neutral to the company.
(13)Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.
(14)Includes charges incurred as a result of restructuring activities.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Regulatory Capital Metrics
Common equity excluding AOCI	$59,546	$59,450	$58,516	$57,278	$57,390
Adjustments:
AOCI, net of tax(2)	(3)	(17)	(120)	(72)	(20)
Goodwill, net of related deferred tax liabilities	(14,538)	(14,540)	(14,537)	(14,548)	(14,559)
Other Intangible and deferred tax assets, net of deferred tax liabilities	(371)	(162)	(194)	(95)	(110)
Common equity Tier 1 capital	$44,634	$44,731	$43,665	$42,563	$42,701
Tier 1 capital	$49,479	$49,576	$48,510	$47,408	$47,547
Total capital(3)	56,611	56,714	55,938	55,100	55,059
Risk-weighted assets	356,089	357,920	356,801	351,746	336,739
Adjusted average assets(4)	455,477	444,704	439,479	427,446	418,957
Capital Ratios
Common equity Tier 1 capital(5)	12.5%	12.5%	12.2%	12.1%	12.7%
Tier 1 capital(6)	13.9	13.9	13.6	13.5	14.1
Total capital(7)	15.9	15.8	15.7	15.7	16.4
Tier 1 leverage(4)	10.9	11.1	11.0	11.1	11.3
TCE(8)	7.6	7.5	7.2	7.9	8.7

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results, however, they may not be comparable to similarly-titled measures reported by other companies. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2023	2022	2022	2022	2022
(Dollars in millions, except per share data and as noted)	Q1	Q4	Q3	Q2	Q1
Adjusted diluted earnings per share (“EPS”):
Net income available to common stockholders (GAAP)	$887	$1,161	$1,616	$1,949	$2,318
Insurance recoveries and legal reserve activity	—	(177)	—	—	—
Restructuring Charges	—	72	—	—	—
Adjusted net income available to common stockholders before income tax impacts (non-GAAP)	887	1,056	1,616	1,949	2,318
Income tax impacts	—	25	—	—	—
Adjusted net income available to common stockholders (non-GAAP)	$887	$1,081	$1,616	$1,949	$2,318

Diluted weighted-average common shares outstanding (in millions) (GAAP)	383.8	383.7	384.6	392.6	412.2

Diluted EPS (GAAP)	$2.31	$3.03	$4.20	$4.96	$5.62
Impact of adjustments noted above	—	(0.21)	—	—	—
Adjusted diluted EPS (non-GAAP)	$2.31	$2.82	$4.20	$4.96	$5.62

Adjusted efficiency ratio:
Non-interest expense (GAAP)	$4,945	$5,080	$4,949	$4,583	$4,551
Insurance recoveries and legal reserve activity	—	177	—	—	—
Restructuring Charges	—	(72)	—	—	—
Adjusted non-interest expense (non-GAAP)	$4,945	$5,185	$4,949	$4,583	$4,551

Total net revenue (GAAP)	$8,903	$9,040	$8,805	$8,232	$8,173

Efficiency ratio (GAAP)	55.54%	56.19%	56.21%	55.67%	55.68%
Impact of adjustments noted above	—	117bps	—	—	—
Adjusted efficiency ratio (non-GAAP)	55.54%	57.36%	56.21%	55.67%	55.68%

Adjusted operating efficiency ratio:
Operating expense (GAAP)	$4,048	$3,962	$3,971	$3,580	$3,633
Insurance recoveries and legal reserve activity	—	177	—	—	—
Restructuring Charges	—	(72)	—	—	—
Adjusted operating expense (non-GAAP)	$4,048	$4,067	$3,971	$3,580	$3,633

	2023	2022	2022	2022	2022
(Dollars in millions, except per share data and as noted)	Q1	Q4	Q3	Q2	Q1
Total net revenue (GAAP)	$8,903	$9,040	$8,805	$8,232	$8,173

Operating efficiency ratio (GAAP)	45.47%	43.83%	45.10%	43.49%	44.45%
Impact of adjustments noted above	—	116bps	—	—	—
Adjusted operating efficiency ratio (non-GAAP)	45.47%	44.99%	45.10%	43.49%	44.45%

Reconciliation of Non-GAAP Measures

The following summarizes our non-GAAP measures. While these non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the operating performance and capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following table presents reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2023	2022	2022	2022	2022
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1
Pre- Provision Earnings
Total net revenue	$8,903	$9,040	$8,805	$8,232	$8,173
Non-interest expense	(4,945)	(5,080)	(4,949)	(4,583)	(4,551)
Pre-provision earnings(9)	$3,958	$3,960	$3,856	$3,649	$3,622
Tangible Common Equity (Period-End)
Stockholders’ equity	$54,653	$52,582	$50,861	$53,410	$56,345
Goodwill and other intangible assets(10)	(15,098)	(14,902)	(14,932)	(14,850)	(14,883)
Noncumulative perpetual preferred stock	(4,845)	(4,845)	(4,845)	(4,845)	(4,845)
Tangible common equity(11)	$34,710	$32,835	$31,084	$33,715	$36,617
Tangible Common Equity (Average)
Stockholders’ equity	$54,773	$52,439	$54,541	$54,165	$59,437
Goodwill and other intangible assets(10)	(14,984)	(14,926)	(14,916)	(14,875)	(14,904)
Noncumulative perpetual preferred stock	(4,845)	(4,845)	(4,845)	(4,845)	(4,845)
Tangible common equity(11)	$34,944	$32,668	$34,780	$34,445	$39,688
Return on Tangible Common Equity (Average)
Net income available to common stockholders	$887	$1,161	$1,616	$1,949	$2,318
Tangible common equity (Average)	34,944	32,668	34,780	34,445	39,688
Return on tangible common equity(11)(12)	10.15%	14.22%	18.59%	22.63%	23.36%
Tangible Assets (Period-End)
Total assets	$471,660	$455,249	$444,232	$440,288	$434,195
Goodwill and other intangible assets(10)	(15,098)	(14,902)	(14,932)	(14,850)	(14,883)
Tangible assets(11)	$456,562	$440,347	$429,300	$425,438	$419,312
Tangible Assets (Average)
Total assets	$462,324	$449,659	$447,088	$435,327	$430,372
Goodwill and other intangible assets(10)	(14,984)	(14,926)	(14,916)	(14,875)	(14,904)
Tangible assets(11)	$447,340	$434,733	$432,172	$420,452	$415,468
Return on Tangible Assets (Average)
Net income	$960	$1,232	$1,694	$2,031	$2,403
Tangible Assets (Average)	447,340	434,733	432,172	420,452	415,468
Return on tangible assets(11)(13)	0.86%	1.13%	1.57%	1.93%	2.31%
TCE Ratio
Tangible common equity (Period-end)	$34,710	$32,835	$31,084	$33,715	$36,617
Tangible Assets (Period-end)	456,562	440,347	429,300	425,438	419,312
TCE Ratio(11)	7.6%	7.5%	7.2%	7.9%	8.7%
Tangible Book Value per Share
Tangible common equity (Period-end)	$34,710	$32,835	$31,084	$33,715	$36,617
Outstanding Common Shares	382.0	381.3	382.0	383.8	399.0
Tangible book value per common share(11)	$90.86	$86.11	$81.38	$87.84	$91.77
__________
(1)Regulatory capital metrics and capital ratios as of March 31, 2023 are preliminary and therefore subject to change.
(2)Excludes certain components of AOCI as permitted under the Tailoring Rules.

(3)Total capital equals the sum of Tier 1 capital and Tier 2 capital.
(4)Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.
(5)Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.
(6)Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(7)Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.
(8)TCE ratio is a Non-GAAP measure calculated based on TCE divided by tangible assets.
(9)Management believes that this financial metric is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(10)Includes impact of related deferred taxes.
(11)Management believes that this financial metric is useful in assessing capital adequacy and the level of returns generated.
(12)Return on average tangible common equity is a non-GAAP measure calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average TCE.
(13)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period.